UBS Series Funds

May 31, 2022

Supplement to the Prospectus dated August 27, 2021, as supplemented.

Includes:

•	UBS Select Prime Investor Fund
•	UBS Select Government Investor Fund
•	UBS Select Treasury Investor Fund
•	UBS Select ESG Prime Investor Fund

Dear Investor,

The purpose of this supplement to the Prospectus for UBS Select Prime Investor Fund, UBS Select Government Investor Fund, UBS Select Treasury Investor Fund, and UBS Select ESG Prime Investor Fund (each, a “fund” and together, the “funds”), each a series of UBS Series Funds (the “Trust”), is to notify you that, at the recommendation of UBS Asset Management (Americas) Inc. (“UBS AM”), the funds’ investment adviser, the Board of Trustees (the “Board”) of the Trust has determined to close the funds to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. Automatic reinvestment of dividends by existing shareholders will continue during this closure and shareholders will continue to be able to exchange or redeem their shares in accordance with the policies in the Prospectus. This change will become effective on June 6, 2022 (“Effective Date”).

In connection with the closure of the funds to new investments, effective as of the Effective Date, the funds will cease paying distribution fees of 0.25% of average net assets under the plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

In addition, the Board and UBS AM continue to consider whether any other action is appropriate for the funds and may take additional steps in the future that the Board determines to be in the best interests of the funds and their shareholders.

Investors should note that recent reductions in the minimum initial investment requirements of related money market funds feeding into the same master portfolios as the funds named above results in the funds’ investors now having available to them substantially similar money market funds which have lower ongoing operating expenses. Please consider contacting your Financial Adviser for additional information related to investing in those other money market funds.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1174